NINTH AMENDMENT TO LOAN AGREEMENT AND WAIVER

THIS NINTH AMENDMENT TO LOAN AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of September 17, 2010 by and between WESTERN RESERVE BANCORP, INC., an Ohio corporation (the "Borrower") and TCF NATIONAL BANK, a national banking association (the "Bank").

RECITALS:

A. The Borrower and the Bank are parties to a certain letter loan agreement dated as of May 5, 2003, as amended by a certain First Amendment to Loan Agreement dated as of March 31, 2005, as further amended by a certain Second Amendment to Loan Agreement dated as of June 30, 2005, as further amended by a certain Third Amendment to Loan Agreement dated as of July 20, 2006, as further amended by a certain letter agreement dated as of February 6, 2007, as further amended by a certain Fifth Amendment to Loan Agreement and Waiver dated as of June 21, 2007, as further amended by a certain Sixth Amendment to Loan Agreement dated September 28, 2007, as further amended by a certain Seventh Amendment to Loan Agreement dated July 18, 2008, and as further amended by a certain Eighth Amendment to Loan Agreement dated June 19, 2009 (as amended, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B. The Borrower has requested that the Bank (i) waive non-compliance with certain financial covenants of the Loan Agreement, (ii) extend the Maturity Date of the existing $3,000,000 revolving line of credit from July 1, 2011 to July 1, 2012, (iii) extend the Maturity Date of the existing $2,000,000 revolving line of credit from July 1, 2011 to July 1, 2012, (iv) modify the financial covenants, and (v) modify certain other terms and provisions set forth in the Loan Agreement, and the Bank is willing to do so upon the terms and subject to the conditions set forth herein.

C. All said modifications shall be made upon the terms and subject to the conditions herein set forth.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the nature, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Conditions Precedent. The effectiveness of all of the amendments and agreements set forth in this Amendment are subject to condition precedent that the Bank shall have received all of the following items, each dated such date and in form and substance satisfactory to the Bank, and each duly executed by all appropriate parties:

(a) This Amendment.

(b) An Amended and Restated Promissory Note in substantially the form of Exhibit A hereto made payable by Borrower to the order of the Bank in the original principal amount of $1,000,000.

(c) An Amended and Restated Promissory Note in substantially the form of Exhibit B hereto made payable by Borrower to the order of the Bank in the original principal amount of $2,000,000.

(d) A certificate of the secretary or an assistant secretary of the Borrower, certifying: (i) the names of the officers of the Borrower authorized to sign this Amendment and the other documents delivered or to be delivered in connection herewith to which the Borrower is a party or by which it is bound, (ii) that, except as specifically certified in such certificate, the Articles of Incorporation and Bylaws of the Borrower have not been amended, modified, supplemented or restated since the date such documents were last certified to the Bank, and (iii) a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment and any other documents delivered or to be delivered in connection herewith to which the Borrower is a party or by which it is bound, together with all documents evidencing other necessary corporate action.

(e) A covenant waiver fee in the amount of $4,000, which shall be non-refundable and wholly earned upon receipt.

(f) Such other documents or instruments as the Bank may reasonably require.

Section 2. Waivers of Financial Covenants.

(a) Pursuant to Section 4.16(c) of the Loan Agreement, the Borrower is required to maintain a ratio of Total Capital to Total Assets of not less than 9.00% at all times. The Borrower has advised the Bank that the actual ratio of Total Capital to Total Assets as of June 30, 2009 was 8.78%. The Borrower has requested that the Bank waive its failure to comply with Section 4.16(c) of the Loan Agreement as of said measurement date. Subject to the full satisfaction of all conditions precedent described in Section 1 above, the Bank hereby waives the Borrower's non-compliance with Section 4.16(c) of the Loan Agreement as of June 30, 2009, and the Bank waives any Event of Default arising from such expressly-described failure to comply.

(b) Pursuant to Section 4.16(f) of the Loan Agreement, the Borrower is required to maintain a ratio of Non-performing Loans to Total Assets of not more than 1.50% at all times. The Borrower has advised the Bank that the actual ratio of Non-performing Loans to Total Assets as of June 30, 2009 was 1.82%, as of September 30, 2009 was 1.60%, as of December 31, 2009 was 1.83% and as of March 31, 2010 was 2.20%. The Borrower has requested that the Bank waive its failure to comply with Section 4.16(f) of the Loan Agreement as of said measurement dates. Subject to the full satisfaction of all of the conditions precedent described in Section 1 above, the Bank hereby waives the Borrower's non-compliance with Section 4.16(f) of the Loan Agreement as of June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, and the Bank waives any Event of Default arising from such expressly-described failure to comply.

(c) Except as expressly provided herein, all provisions of the Loan Agreement remain in full force and effect, and the foregoing waivers shall not apply to any other or subsequent failure to comply with the Sections referenced above or any other provision of the Loan Agreement.

Section 3. Amendments.

(a) Commitment Amount. The first paragraph of the Loan Agreement is hereby amended by deleting reference to "in an aggregate amount not to exceed $5,000,000" and replacing it with a reference to "in an aggregate amount not to exceed $3,000,000".

(b) The Loans. Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> 1.1 The Loans. Subject to the terms and conditions of this Agreement, the Bank will make loans (the "Loans") to the Borrower upon the request of the Borrower not later than July 1, 2012 (the "Maturity Date") in aggregate amounts not to exceed $3,000,000. The Loans shall be made pursuant to two separate revolving lines of credit as follows: (a) a $1,000,000 revolving line of credit ("Commitment A"), and (b) a $2,000,000 revolving line of credit ("Commitment B"). The Borrower shall request each Loan not later than 2:00 p.m. Ann Arbor, Michigan local time on the date of the requested Loan, and each Loan shall be in an amount of not less than $100,000. Each request for a Loan shall be made in a writing signed by two (2) "Authorized Officers" (as that term is defined in the Secretary's Certificate delivered to the Bank pursuant to Section 2(c) hereof); provided, however, that a Loan may be requested via telephone by one (1) Authorized Officer so long as such request is promptly confirmed in a writing signed by two (2) Authorized Officers. The Bank shall be entitled to act on the instructions of anyone identifying himself or herself as an Authorized Officer and upon the instructions of any other agent or employee authorized or designated by the Borrower from time to time to request Loans or disbursements of loan proceeds, and the Borrower shall be bound thereby in the same manner as if the person were actually so authorized.

(c) Loan Fees. Section 1.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> 1.7 Loan Fees. The Borrower agrees to pay the Bank facility fees in the amount equal to $3,750.00 for Commitment A and $7,500.00 for Commitment B, which fees shall be due and payable annually during the respective terms of Commitment A and Commitment B on June 30 of each year, commencing on June 30, 2010, and shall be non-refundable when paid and wholly earned when received.

(d) Conditions Precedent. A new paragraph is hereby added at the end of Section 2 to read as follows:

> In addition to the foregoing conditions precedent, it shall be a condition precedent to any further advance in respect of Commitment B that the Borrower deliver to the Bank a formal, written repayment plan for the Loans (which plan shall include details on the timing and amounts of all repayments, and shall otherwise be in form and substance acceptable to the Bank). The repayment plan must be acceptable to the Bank in its sole discretion.

(e) Total Capital Base Covenant. Section 4.15 of the Loan Agreement is hereby amended by deleting the reference to "$17,500,000" and replacing it with a reference to "$18,500,000".

(f) Amendment to Financial Covenants. Sections 4.16(f) and (g) of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

"(f) Maintain a ratio of Non-performing Loans to Total Assets, at all times during each of the periods set forth below, of not more than the percentage set opposite such period below:

Periods	Ratio
January 1, 2010 through September 30, 2010	2.35%
October 1, 2010 through December 31, 2010	2.00%
January 1, 2011, and at all times thereafter	1.50%

(g) Maintain a ratio of Allowance for loan and lease losses to Total Loans and Leases of not less than 1.25% at all times."

Section 4. Representations; No Default. The Borrower represents and warrants that: (a) the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith, (b) neither this Amendment nor the agreements contained herein contravene or constitute an Event of Default, or an event which with the giving of notice or passage of time or both would mature into an Event of Default (an "Unmatured Event of Default"), under the Loan Agreement or a default under any other agreement, instrument or indenture to which the Borrower is a party or a signatory, or any provision of the Borrower's Articles of Incorporation or Bylaws or, to the best of the Borrower's knowledge, any other agreement or requirement of law, or result in the imposition of any lien or other encumbrance on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank, (c) no consent, approval or authorization of or registration or declaration with any party, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment or other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank, (d) no events have taken place and no circumstances exist at the date hereof which would give the Borrower grounds to assert a defense, offset or counterclaim to the obligations of the Borrower under the Loan Agreement or any of the other Loan Documents (defined below), and (e) there are no known claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character or nature whatsoever, fixed or contingent, which the Borrower may have or claim to have against the Bank, which might arise out of or be connected with any act of commission or omission of the Bank existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by the Notes.

Section 5. Reaffirmation of Pledge Agreement. The Borrower hereby reaffirms that the unpaid balance of the Notes and all of the other obligations of the Borrower under the Loan Agreement are now and shall hereafter continue to be secured by, among other things, a first priority,

perfected security interest in the "Collateral" described in that certain Pledge Agreement dated May 5, 2003 executed by the Borrower in favor of the Bank. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such Pledge Agreement and any and all other documents and agreements entered into with respect to the obligations of the Borrower under the Loan Agreement (collectively, the "Loan Documents") are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

Section 6. Affirmation, Further References. The Bank and the Borrower each acknowledge and affirm that the Loan Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Loan Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan Agreement and the Loan Documents are hereby amended and shall refer to the Loan Agreement and the Loan Documents, as amended by this Amendment.

Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

Section 8. Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 9. Successors. This Amendment shall be binding upon the Borrower, the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and to the respective successors and assigns of the Bank.

Section 10. Costs and Expenses. The Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of counsel for the Bank) incurred in connection with the Loan Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment.

Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 12. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

Section 13. Governing Law. This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

Section 14. No Waiver. Except as expressly provided for above, nothing contained in this Amendment (or in any other agreement or understanding between the parties) shall constitute a waiver of, or shall otherwise diminish or impair, the Bank's rights or remedies under the Loan Agreement or any of the other Loan Documents, or under applicable law.

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signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to Loan Agreement and Waiver to be executed as of the day and year first above written.

BORROWER:	WESTERN RESERVE BANCORP, INC., An Ohio corporation
	By: /s/ Edward J. McKeon Printed Name: Edward J. McKeon Its: President/CEO
	By: /s/ Cynthia A. Mahl Printed Name: Cynthia A .Mahl Its: Executive Vice President
BANK:	TCF NATIONAL BANK, a national banking association
	By: /s/ Joseph K. Kramer Printed Name: Joseph K. Kramer Its: Vice President
	By: /s/ Guy Rau Printed Name: Guy Rau Its: Senior Vice President

Exhibit A

AMENDED AND RESTATED PROMISSORY NOTE

$1,000,000 September 17, 2010

FOR VALUE RECEIVED, WESTERN RESERVE BANCORP, INC., an Ohio corporation (the "Borrower"), promises to pay to the order of TCF NATIONAL BANK (the "Bank"), at its main office in Minneapolis, Minnesota, the principal amount of all Loans made by the Bank to the Borrower pursuant to Commitment A under the terms of the Loan Agreement (as hereinafter defined) and under this Note (each, a "Loan" or collectively the "Loans"). The aggregate principal amount of all Loans outstanding hereunder shall at no time exceed ONE MILLION DOLLARS ($1,000,000). The Loans shall be payable not later than the Maturity Date, as defined in the Loan Agreement.

The unpaid principal amount of the Loans shall bear interest at the following rates per year, determined as provided hereinafter (each computed on the basis of the actual number of days elapsed and a year consisting of 360 days) and payable as follows:

(a) At the Borrower's option (which option shall be selected at the time the first Loan hereunder is requested), and subject to subsection (b) below, either (i) at the LIBOR Rate in effect from time to time per annum plus 3.00% per annum, or (ii) at the Base Rate in effect from time to time per annum plus 0.50% per annum, in either case payable on the last day of each month of each year; and

(b) Following the occurrence of an "Event of Default" (as defined in the Loan Agreement), at the rate per annum otherwise applicable to the Loans plus 4.00%, payable on demand (the "Default Rate").

For purposes of this Note, in addition to terms defined elsewhere and in the Loan Agreement (as defined below), (i) the term "LIBOR Rate" means, for each calendar month, either: (a) the most recently reported average of interbank offered rates for dollar deposits in the London market, for one-month maturities, as reported to the Bank, as of the twenty-fifth day of the immediately preceding month, by "The Bloomberg Financial Markets, Commodities and News", a publicly-available financial reporting service, adjusted by the Bank, in its reasonable discretion, for any applicable reserve requirements or other costs imposed on the Bank generally; or (b) if such index is no longer available to the Bank, a similar successor index chosen by the Bank in its reasonable discretion, and (ii) the term "Base Rate" means the rate of interest established by the Bank in its sole discretion from time to time as its "prime rate" or "base rate". The Bank may lend to its customers at rates that are equal to, greater than, or less than the LIBOR Rate or the Base Rate.

In the event that the Borrower selects the pricing option based on the LIBOR Rate and any event shall make it unlawful for the Bank to make or maintain loans using the LIBOR Rate as an index, the Bank will, upon notice of such event to the Borrower, substitute another rate index in place of the LIBOR Rate.

All payments of principal and interest shall be made in immediately available funds in lawful money of the United States of America.

The Borrower hereby authorizes the Bank to rely upon the telephone or written instructions of any person identifying himself or herself as an authorized officer of the Borrower and upon any signature

which the Bank believes to be genuine, and the Borrower shall be bound thereby in the same manner as if such person were authorized and such signature were genuine.

This Note is the Note referred to in, and evidences indebtedness incurred under, the letter loan agreement dated as of May 5, 2003, as amended by a certain First Amendment to Loan Agreement dated as of March 31, 2005, as further amended by a certain Second Amendment to Loan Agreement dated as of June 30, 2005, and as further amended by a certain Third Amendment to Loan Agreement dated as of July 20, 2006, as further amended by a certain letter agreement dated as of February 6, 2007, as further amended by a Fifth Amendment to Loan Agreement and Waiver dated as of June 21, 2007, as further amended by a Sixth Amendment to Loan Agreement dated as of September 28, 2007, as further amended by a Seventh Amendment to Loan Agreement dated as of July 18, 2008, as further amended by an Eighth Amendment to Loan Agreement and Waiver dated as of June 19, 2009, and as further amended by a Ninth Amendment to Loan Agreement and Waiver bearing even date herewith (as amended and as it may be further amended, extended, renewed or replaced, the "Loan Agreement") between the Borrower and the Bank, to which reference is made for a statement of the terms and provisions thereof, including those under which the Borrower is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable. Certain capitalized terms used herein shall be defined as in the Loan Agreement.

In the event that the interest or principal under this Note shall not be paid when due (upon declaration of an Event of Default or otherwise): (a) the Borrower shall pay all costs of collection of every kind, including but not limited to all reasonable attorneys' fees, court costs, and expenses incurred by the Bank in connection with collection or the protection or enforcement of any rights hereunder whether or not any lawsuit is ever filed, and (b) the Bank or any other holder of this Note shall have the right to set off the indebtedness evidenced by this Note against any indebtedness of the Bank or such holder or any deposit of the Borrower with the Bank or such holder.

The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other demands and notices in connection with this Note. No act of omission or commission of the Bank, including specifically any failure to exercise any right or remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be made only in writing signed by the Bank.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

THE BORROWER AND THE BANK (BY ACCEPTANCE HEREOF) EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

AT THE OPTION OF THE BANK, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE THE BANK, AT ITS

OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

This Note supersedes and replaces, but does not evidence repayment of or constitute a novation with respect to, that certain Amended and Restated Promissory Note dated July 18, 2008 made payable by the Borrower to the order of the Bank in the original principal amount of up to $3,000,000.

WESTERN RESERVE BANCORP, INC.

By: [signature]
Title: PRESIDENT/CEO

and

By: Cynthia A. Mahl
Title: EXECUTIVE VICE PRESIDENT

Exhibit B

**AMENDED AND RESTATED
PROMISSORY NOTE**

$2,000,000 September 17, 2010

FOR VALUE RECEIVED, WESTERN RESERVE BANCORP, INC., an Ohio corporation (the "Borrower"), promises to pay to the order of TCF NATIONAL BANK (the "Bank"), at its main office in Minneapolis, Minnesota, the principal amount of all Loans made by the Bank to the Borrower pursuant to Commitment B under the terms of the Loan Agreement (as hereinafter defined) and under this Note (each, a "Loan" or collectively the "Loans"). The aggregate principal amount of all Loans outstanding hereunder shall at no time exceed TWO MILLION DOLLARS ($2,000,000). The Loans shall be payable not later than the Maturity Date, as defined in the Loan Agreement.

The unpaid principal amount of the Loans shall bear interest at the following rates per year, determined as provided hereinafter (each computed on the basis of the actual number of days elapsed and a year consisting of 360 days) and payable as follows:

(a) At the Borrower's option (which option shall be selected at the time the first Loan hereunder is requested), and subject to subsection (b) below, either (i) at the LIBOR Rate in effect from time to time per annum plus 3.00% per annum, or (ii) at the Base Rate in effect from time to time per annum plus 0.50% per annum, in either case payable on the last day of each month of each year; and

(b) Following the occurrence of an "Event of Default" (as defined in the Loan Agreement), at the rate per annum otherwise applicable to the Loans plus 4.00%, payable on demand (the "Default Rate").

For purposes of this Note, in addition to terms defined elsewhere and in the Loan Agreement (as defined below), (i) the term "LIBOR Rate" means, for each calendar month, either: (a) the most recently reported average of interbank offered rates for dollar deposits in the London market, for one-month maturities, as reported to the Bank, as of the twenty-fifth day of the immediately preceding month, by "The Bloomberg Financial Markets, Commodities and News", a publicly-available financial reporting service, adjusted by the Bank, in its reasonable discretion, for any applicable reserve requirements or other costs imposed on the Bank generally; or (b) if such index is no longer available to the Bank, a similar successor index chosen by the Bank in its reasonable discretion, and (ii) the term "Base Rate" means the rate of interest established by the Bank in its sole discretion from time to time as its "prime rate" or "base rate". The Bank may lend to its customers at rates that are equal to, greater than, or less than the LIBOR Rate or the Base Rate.

In the event that the Borrower selects the pricing option based on the LIBOR Rate and any event shall make it unlawful for the Bank to make or maintain loans using the LIBOR Rate as an index, the Bank will, upon notice of such event to the Borrower, substitute another rate index in place of the LIBOR Rate.

All payments of principal and interest shall be made in immediately available funds in lawful money of the United States of America.

The Borrower hereby authorizes the Bank to rely upon the telephone or written instructions of any person identifying himself or herself as an authorized officer of the Borrower and upon any signature

which the Bank believes to be genuine, and the Borrower shall be bound thereby in the same manner as if such person were authorized and such signature were genuine.

This Note is the Note referred to in, and evidences indebtedness incurred under, the letter loan agreement dated as of May 5, 2003, as amended by a certain First Amendment to Loan Agreement dated as of March 31, 2005, as further amended by a certain Second Amendment to Loan Agreement dated as of June 30, 2005, and as further amended by a certain Third Amendment to Loan Agreement dated as of July 20, 2006, as amended by a certain letter agreement dated as of February 6, 2007, as further amended by a Fifth Amendment to Loan Agreement and Waiver dated as of June 21, 2007, as further amended by a Sixth Amendment to Loan Agreement dated as of September 28, 2007, as further amended by a Seventh Amendment to Loan Agreement dated as of July 18, 2008, as further amended by an Eighth Amendment to Loan Agreement and Waiver dated as of June 19, 2009, and as further amended by a Ninth Amendment to Loan Agreement and Waiver bearing even date herewith (as amended and as it may be further amended, extended, renewed or replaced, the "Loan Agreement") between the Borrower and the Bank, to which reference is made for a statement of the terms and provisions thereof, including those under which the Borrower is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable. It is expressly understood and agreed that, pursuant to Section 2 of the Loan Agreement, any further advance in respect of this Note shall be subject to the condition precedent (among others) that the Borrower deliver to the Bank a formal, written repayment plan for the Loans evidenced hereby and any and all other "Loans" made pursuant to the Loan Agreement (which plan shall include details on the timing and amounts of all repayments, and shall otherwise be in form and substance acceptable to the Bank in its sole discretion). Certain capitalized terms used herein shall be defined as in the Loan Agreement.

In the event that the interest or principal under this Note shall not be paid when due (upon declaration of an Event of Default or otherwise): (a) the Borrower shall pay all costs of collection of every kind, including but not limited to all reasonable attorneys' fees, court costs, and expenses incurred by the Bank in connection with collection or the protection or enforcement of any rights hereunder whether or not any lawsuit is ever filed, and (b) the Bank or any other holder of this Note shall have the right to set off the indebtedness evidenced by this Note against any indebtedness of the Bank or such holder or any deposit of the Borrower with the Bank or such holder.

The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other demands and notices in connection with this Note. No act of omission or commission of the Bank, including specifically any failure to exercise any right or remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be made only in writing signed by the Bank.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

THE BORROWER AND THE BANK (BY ACCEPTANCE HEREOF) EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

AT THE OPTION OF THE BANK, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE THE BANK, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

This Note supersedes and replaces, but does not evidence repayment of or constitute a novation with respect to, that certain Promissory Note dated July 18, 2008 made payable by the Borrower to the order of the Bank in the original principal amount of up to $2,000,000.

WESTERN RESERVE BANCORP, INC.

By: [signature]
Title: PRESIDENT / CEO

and

By: Cynthia A. Mahl
Title: EXECUTIVE VICE PRESIDENT